UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 29, 2004




                            FIRSTFED FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



    Delaware                    1-9566                    95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,            90401-1490
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act 917 CFR 240.13e-4(c))

ITEM 2.02      Results of Operations and Financial Condition

On October 29, 2004, the registrant, FirstFed Financial Corp., issued a press release setting forth the Company's third quarter 2004 earnings. A copy of this press release is attached and incorporated herein as Exhibit 99.

ITEM 9.01      Financial Statements and Exhibits

(a)     Financial Statements

           Not Applicable.

(b)     Pro Forma Financial Information

           Not Applicable.

(c)     Exhibits:

Exhibit 99 - Press Release dated October 29, 2004, regarding results for the third quarter of 2004.



                              S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: October 29, 2004               By:  /s/ Douglas J. Goddard
                                           -----------------------
                                               Douglas J. Goddard
                                               Chief Financial Officer

                                   Exhibit 99

             FIRSTFED REPORTS RESULTS FOR THE THIRD QUARTER OF 2004

     Santa Monica, California, October 29, 2004 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $17.9 million or $1.06 per diluted share of common stock for the third quarter of 2004 compared to net earnings of $18.2 million or $1.04 per diluted share for the third quarter of 2003. Net earnings for the third quarter of 2004 included income of $3.1 million or $0.19 per diluted share which represents the elimination of the Bank's repurchase liability for loans sold with recourse. Net earnings for the third quarter of 2003 included $870 thousand or $0.05 per diluted share for a reduction in the same liability. Additionally, income tax expense for the third quarter of 2003 was reduced by $1.6 million or $0.09 per diluted share due to a change in the California tax method of accounting for bad debts.

     Net earnings for the first nine months of 2004 were $49.4 million or $2.88 per diluted common share compared to $49.3 million or $2.84 per diluted common share for the first nine months of 2003. Net earnings for the first nine months of 2004 include $907 thousand or $0.05 per diluted share for interest received from the California Franchise Tax Board in settlement of amended returns for tax years 1993 to 1998.

     The Bank eliminated its repurchase liability for loans sold with recourse because it does not expect to incur any future losses on this portfolio. No charge-offs have occurred on these loans since 1997, and the loan balances have declined since they were originated in the late 1980's.

     Net interest income increased by 6% during the third quarter of 2004 compared to the third quarter of 2003, but decreased by 3% compared to the second quarter of 2004. Although the interest rate spread dropped to 2.55% during the third quarter of 2004 from 3.17% during the third quarter of 2003, net interest income increased due to a 31% growth in average interest-earning assets. However, net interest income fell compared to the second quarter of 2004 because the 12% growth in average interest-earning assets was not sufficient to compensate for a 26 basis point decrease in interest spread. The average earning assets yield dropped 14 basis points primarily due to the time-lag inherent in adjustable rate loans. The cost of funds increased by 12 basis points due to higher short-term interest rates.

     Loan originations were $1.2 billion and $2.5 billion, respectively for the third quarter and first nine months of 2004 compared to $568.7 million and $1.6 billion, respectively for the same periods last year. Loan prepayments and amortization totaled $358.3 million and $1.1 billion, respectively for the third quarter and first nine months of 2004 compared to $497.1 million and $1.3 billion, respectively, for the third quarter and first nine months of last year.

     Loan servicing and other fees were $2.5 million and $6.9 million for the third quarter and first nine months of 2004, respectively, compared to $2.5 million and $5.6 million for the same periods of the prior year. Because a greater number of loans subject to prepayment fees paid off, loan prepayment fees grew to $2.2 million and $5.8 million for the third quarter and first nine months of 2004 compared to $2.0 million and $4.0 million for the same periods last year.

     Other operating expense increased during the third quarter and first nine months of 2004 compared to the same periods of the prior year primarily due to increased legal costs, and higher incentive-based compensation related to loan volume. However, due to growth in total assets, the ratio of non-interest expense to average total assets fell to 1.18% during the third quarter of 2004 from 1.20% for the third quarter of 2003. On a year-to-date basis, the ratio of non-interest expense to total assets fell to 1.17% for the first nine months of 2004 from 1.24% for the first nine months of 2003, also due to asset growth.

     Total assets increased to $6.4 billion as of September 30, 2004 from $4.5 billion as of September 30, 2003 due to increased loan originations. Consolidated stockholders' equity was $458.2 million as of September 30, 2004 compared to $420.3 million as of September 30, 2003.

     The Company did not record a provision for loan losses during the first nine months of 2004 or for any period in 2003. Net loan recoveries totaled $231 thousand and $443 thousand during the third quarter and first nine months of 2004, respectively. During the comparable periods last year, the Company recorded no loan charge-offs during the third quarter and had net loan recoveries of $25 thousand during the first nine months.

     During the first nine months of 2004, the Company repurchased 696,900 shares of common stock at an average market price of $40.25 per share. All share repurchases occurred during the second quarter of 2004. During the first nine months of 2003, the Company repurchased 33,800 shares of common stock at an average market price of $28.53 per share. There remain 1,472,079 shares eligible for repurchase under the Company's stock repurchase program as of October 28, 2004.

     First Federal Bank of California operates 29 full-service retail banking offices in Southern California.

     This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, and competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or promises regarding future results and assumes no responsibility to update such forward-looking statements.

        Contact: Douglas Goddard, Executive Vice President
                 (310) 319-6014

                          KEY FINANCIAL RESULTS FOLLOW

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)
                                   (Unaudited)

                                                              September 30,       December 31,       September 30,
                                                                   2004               2003               2003
                                                              ---------------     --------------    ----------------
ASSETS

Cash and cash equivalents                                 $          40,346   $         54,318   $          62,144
Investment securities, available-for-sale (at fair                  274,419            116,411              63,559
value)
Mortgage-backed securities, available-for-sale (at fair             105,811            135,176             151,130
  value)
Loans receivable, held-for-sale (fair value $0, $494
and $1,517)                                                              --                492               1,515
Loans receivable, net                                             5,825,939          4,373,620           4,106,131
Accrued interest and dividends receivable                            20,847             16,941              17,205
Real estate owned, net                                                   --              1,324                  --
Real estate held for investment                                       1,606                 --                  --
Office properties and equipment, net                                 15,339             10,568              10,418
Investment in Federal Home Loan Bank (FHLB) stock, at
  cost                                                              123,525             87,775              80,243
Other assets                                                         30,707             28,397              32,782
                                                              ---------------     --------------    ----------------
                                                          $       6,438,539   $      4,825,022   $       4,525,127
                                                              ===============     ==============    ================
LIABILITIES

Deposits                                                  $       3,251,892   $      2,538,398   $       2,504,692
FHLB advances                                                     2,576,200          1,694,000           1,429,000
Securities sold under agreements to repurchase                      111,224            122,622             129,220
Accrued expenses and other liabilities                               41,044             33,435              41,917
                                                              ---------------     --------------    ----------------
                                                                  5,980,360          4,388,455           4,104,829
                                                              ---------------     --------------    ----------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares;
  issued 23,627,644, 23,543,339 and 23,509,436 shares;
  outstanding 16,433,048, 17,045,643 and 17,011,740
  shares                                                                236                235                 235
Additional paid-in capital                                           38,815             37,733              37,113
Retained earnings - substantially restricted                        532,762            483,360             468,199
Unreleased shares to employee stock ownership plan                     (969)              (125)               (561)
Treasury stock, at cost, 7,194,596, 6,497,696 and
  6,497,696 shares                                                 (113,776)           (85,727)            (85,727)
Accumulated other comprehensive earnings, net of taxes                1,111              1,091               1,039
                                                              ---------------     --------------    ----------------
                                                                    458,179            436,567             420,298
                                                              ---------------     --------------    ----------------
                                                          $       6,438,539   $      4,825,022   $       4,525,127
                                                              ===============     ==============    ================

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
        CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                                                       Three months ended                Nine months ended
                                                          September 30,                    September 30,
                                                 ------------------------------   ------------------------------
                                                      2004             2003            2004             2003
                                                 -------------    -------------   -------------    -------------
Interest income:
    Interest on loans                         $        60,821  $        55,774   $     174,335   $      169,725
    Interest on mortgage-backed
       securities                                         777            1,221           2,583            4,277
    Interest and dividends on investments               3,401            1,349           7,958            4,593
                                                 -------------    -------------   -------------    -------------
       Total interest income                           64,999           58,344         184,876          178,595
                                                 -------------    -------------   -------------    -------------
Interest expense:
    Interest on deposits                               10,485            9,179          27,614           30,433
    Interest on borrowings                             15,648           12,635          40,696           37,055
                                                 -------------    -------------   -------------    -------------
       Total interest expense                          26,133           21,814          68,310           67,488
                                                 -------------    -------------   -------------    -------------
Net interest income                                    38,866           36,530         116,566          111,107
Provision for loan losses                                  --               --              --               --
                                                 -------------    -------------   -------------    -------------
Net interest income after provision for
    loan losses                                        38,866           36,530         116,566          111,107
                                                 -------------    -------------   -------------    -------------
Other income:
    Loan servicing and other fees                       2,463            2,492           6,928            5,613
    Retail office fees                                  1,411            1,366           4,127            3,663
    Gain on sale of loans                               5,403            1,689           5,434            2,382
    Real estate operations, net                           (24)             (49)            106              315
    Other operating income                                 73               92             232              358
                                                 -------------    -------------   -------------    -------------
       Total other income                               9,326            5,590          16,827           12,331
                                                 -------------    -------------   -------------    -------------
Non-interest expense:
    Salaries and employee benefits                     11,066            7,997          29,681           25,026
    Occupancy                                           2,359            2,087           6,438            6,057
    Advertising expense                                    69               68             428              180
    Amortization of core deposit
       intangible                                         498              499           1,496            1,495
    Federal deposit insurance                              99               98             289              302
    Legal                                                 556              237           1,288              455
    Other expense                                       3,047            2,536           8,707            7,552
                                                 -------------    -------------   -------------    -------------
       Total non-interest expense                      17,694           13,522          48,327           41,067
                                                 -------------    -------------   -------------    -------------
Earnings before income taxes                           30,498           28,598          85,066           82,371
Income tax provision                                   12,626           10,395          35,664           33,057
                                                 -------------    -------------   -------------    -------------
Net earnings                                  $        17,872  $        18,203   $      49,402   $       49,314
                                                 =============    =============   =============    =============

Net earnings                                  $        17,872  $        18,203   $      49,402   $       49,314
Other comprehensive loss, net of taxes                    531             (817)             20           (1,162)
                                                 -------------    -------------   -------------    -------------
Comprehensive earnings                        $        18,403  $        17,386   $      49,422   $       48,152
                                                 =============    =============   =============    =============
Earnings per share:
    Basic                                     $          1.09  $          1.07   $        2.95   $         2.91
                                                 =============    =============   =============    =============
    Diluted                                   $          1.06  $          1.04   $        2.88   $         2.84
                                                 =============    =============   =============    =============
Weighted average shares outstanding:
    Basic                                          16,416,629       16,994,566      16,752,261       16,967,043
                                                 =============    =============   =============    =============
    Diluted                                        16,825,386       17,432,285      17,158,980       17,359,014
                                                 =============    =============   =============    =============

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                              KEY FINANCIAL RESULTS

                                                                Quarter ended September 30,
                                                                  2004               2003
                                                             --------------       -----------
                                                          (Dollars in thousands, except per share data)
End of period:
    Total assets                                          $       6,438,539    $    4,525,127
    Cash and securities                                   $         314,765    $      125,703
    Mortgage-backed securities                            $         105,811    $      151,130
    Loans                                                 $       5,825,939    $    4,107,646
    Core deposit intangible asset                         $           5,832    $        7,827
    Deposits                                              $       3,251,892    $    2,504,692
    Borrowings                                            $       2,687,424    $    1,558,220
    Stockholders' equity                                  $         458,179    $      420,298
    Book value per share                                  $           27.88    $        24.71
    Tangible book value per share                         $           27.53    $        24.25
    Stock price (period-end)                              $           48.88    $        39.50
    Total loan servicing portfolio                        $       5,956,768    $    4,336,771
    Loans serviced for others                             $         122,847    $      151,634
    % of adjustable mortgages                                         89.06 %           75.50 %

Other data:
    Employees (full-time equivalent)                                    604               558
    Branches                                                             29                29

Asset quality:
    Real estate owned (foreclosed)                        $              --    $           --
    Non-accrual loans                                     $           1,370    $        5,236
    Non-performing assets                                 $           1,370    $        5,236
    Non-performing assets to total assets                              0.02 %            0.12 %
    General valuation allowance (GVA)                     $          75,681    $       75,248
    Allowances for impaired loans                                       496               496
                                                             --------------       -----------
    Allowances for loan losses                            $          76,177            75,744
    Allowances for loan losses as a percent of gross
      loans receivable                                                 1.29 %            1.81 %
    Loans sold with recourse                              $          80,754    $       94,325
    GVA for loans sold with recourse                      $              --    $        5,400
    GVA to loans sold with recourse                                      -- %            5.72 %
    Modified loans (not impaired)                         $           2,388    $        2,502
    Impaired loans, net                                   $              --    $        2,820
    Allowance for impaired loans                          $             496    $          496

Capital ratios:
    Tangible capital ratio                                            6.68  %           8.70  %
    Core capital ratio                                                6.68              8.70
    Risk-based capital ratio                                         13.33             15.57
    Net worth to assets ratio                                         7.12              9.29

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                        KEY FINANCIAL RESULTS (continued)

                                             Three months ended September 30,  Nine months ended September 30,
                                              ------------------------------    -----------------------------
                                                  2004             2003              2004            2003
                                              ------------    --------------    -------------    ------------
                                                                (Dollars in thousands)
Selected ratios:
  Expense ratios:
      Efficiency ratio                               37.77 %           33.44 %          41.35 %         33.92 %
      Expense-to-average-assets ratio                 1.18              1.20             1.17            1.24
  Return on average assets                            1.20              1.62             1.20            1.49
  Return on average equity                           15.93             17.70            14.75           16.63

Yields earned and rates paid:
  Average yield on loans and
    mortgage-backed securities                        4.55 %            5.39 %           4.71 %          5.61 %
  Average yield on investment portfolio (1)           2.72              1.58             2.64            2.32
  Average yield on all interest-earning
    assets (1)                                        4.45              5.28             4.61            5.51
  Average rate paid on deposits                       1.40              1.46             1.32            1.63
  Average rate paid on borrowings                     2.50              3.12             2.53            3.29
  Average rate paid on all
    interest-bearing liabilities                      1.90              2.11             1.84            2.25
  Interest rate spread                                2.55              3.17             2.77            3.26
  Effective net spread                                2.65              3.31             2.86            3.40

Average balances:
  Average loans and mortgage-backed
    securities                            $      5,419,374 $       4,229,335 $      4,968,365 $     4,137,904
  Average investments  (2)                         300,681           124,522          242,345         123,176
                                              ------------    --------------    -------------    ------------
  Average interest-earning assets  (2)           5,720,055         4,353,857        5,210,710       4,261,080
                                              ------------    --------------    -------------    ------------
  Average deposits                               2,975,972         2,489,811        2,798,348       2,502,758
  Average borrowings                             2,460,343         1,586,806        2,136,130       1,500,810
                                              ------------    --------------    -------------    ------------
  Average interest-bearing liabilities           5,436,315         4,076,617        4,934,478       4,003,568
                                              ------------    --------------    -------------    ------------
  Excess of interest-earning assets
    over interest-bearing liabilities     $        283,740 $         277,240 $        276,232 $       257,512
                                              ============    ==============    =============    ============

Loan originations and purchases           $      1,244,349 $         568,650 $      2,521,307 $     1,615,724

(1) Excludes FHLB stock dividends and
    other miscellaneous items.
(2) Excludes FHLB stock.
